UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2016

PROTHENA CORPORATION PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-35676	98-1111119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Adelphi Plaza

Upper George’s Street, Dún Laoghaire

Co. Dublin, A96 T927

Ireland

(Address of principal executive offices including Zip Code)

Registrant’s telephone number, including area code: 011-353-1-236-2500

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On July 5, 2016, Prothena Corporation plc issued a press release announcing new clinical data from the Phase 1/2 dose-escalation and expansion study of NEOD001, an investigational monoclonal antibody for the potential treatment of AL amyloidosis. That press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated July 5, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2016	PROTHENA CORPORATION PLC

	By:	/s/ Tran B. Nguyen
	Name:	Tran B. Nguyen
	Title:	Chief Financial Officer